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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 22, 2003

                             Alternate Energy Corp.
             (Exact name of registrant as specified in its chapter)

           Nevada                         0-30414                86-09884116
           ------                         -------                -----------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

        3325 North Service Road Unit 105
               Burlington Ontario                                 L7N 3G2
     (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (905) 332-3110

                               COI SOLUTIONS, INC.
                              6-295 Queen St. East
                        Brampton, Ontario, Canada L6W 4S6
          (Former name or former address, if changed since last report)

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This Amendment No. 1 to the Current Report on Form 8-K originally filed by the registrant on June 5, 2003, in connection with the registrant's May 2,2003 acquisition of the assets of AEC I, is being filed to amend Item 7 to include the financial information required under Items 7(a)

Item 7.  Financial Statements and Exhibits.
     (a)      Financial statements of businesses acquired.

         99.1 AEC I Interim Financial Statement for the Period Ended March 31, 2003.
         99.2 AEC I Audited Financial Statement for the Fiscal Year Ended June 30, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ALTERNATE ENERGY CORP.
                                                (Registrant)
Date  8/27/03                                   /s/ Blaine Froats
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                                                Blaine Froats, Director, CEO